Exhibit 10.6   Promissory Note Between Floridino's Inc. and
               Toho Partners, LLC



                         PROMISSORY NOTE

On the 31st day of December 1998, Floridino's Inc., agrees to pay
Toho Parnters, LLC, twenty thousand dollars and no cents
($20,000.00) at the rate of 8.25 percent per annum. A balloon payment will be due on the 1st day of January, 2000.



                                  ____________________________
                                  Nick Pirgousis, President
                                  Floridino's Inc.